ASSIGNMENT OF PROMISSORY NOTE
AND AGREEMENT OF INDEMNITY

1. Assignment. For value received and pursuant to Section 2(f)(iv) of that certain stock purchase agreement (the "Stock Purchase Agreement"), dated as of November 19, 2004 by and between Shu Keung Chui, a citizen of Hong Kong, (the "Assignee"), AMCO Transport Holdings, Inc., a Delaware corporation, (formerly Atlas-Republic Corporation) ("AMCO"), and Bestway Coach Express, Inc., a New York corporation; the undersigned Bestway Coach Express, Inc.("Assignor"), hereby sells, assigns, transfers and conveys to Assignee all of the Assignor's rights, title and interest in that certain Promissory Note dated April 23, 2002 made by AMCO in favor of Assignor in the original principal amount of $101,500.00 a copy whereof is attached hereto marked Exhibit A (the "Promissory Note") and that certain First Amendment thereto dated April 19, 2003 a copy whereof in attached hereto marked Exhibit B(the "First Amendment", the Promissory Note and the First Amendment are referred to collectively as the "Obligation"), and all accrued interest and payments thereon which are outstanding as of the date of this Assignment.

2. Assignor's Representations. Assignor represents and warrants to Assignee that the representations and warranties concerning the Obligation contained in Sections 3(a)(v) and 4(d) of the Stock Purchase Agreement are true and correct as of date of this Assignment.

3. Indemnification. To induce Assignee to take assignment of the Obligation without delivery of the original Promissory Note, Assignee makes the following representations, warranties and indemnification supplemental to the representations and warranties contained in the Stock Purchase Agreement:

(a) Assignor is the sole legal and beneficial owner of the Promissory Note and entitled to the full and exclusive possession thereof;

(b) Assignor has not assigned, transferred, hypothecated, pledged or otherwise disposed of, either in whole or in part, the Promissory Note nor any of the rights therein;

(c) Assignor has not entered into any agreement or arrangement with any person or entity (other than Assignee pursuant to the Stock Purchase Agreement) whereunder the Assignor transferred any rights to the Promissory Note or the Obligation;

(d) Assignor did not deliver the Promissory Note to any person or entity under an understanding or agreement pursuant hereto such person or entity can obtain any rights to the Promissory Note or the Obligation, whether by way of voluntary or involuntary transfer;

(e) Assignor did not grant to any person any right to assign, transfer, hypothecate, pledge or otherwise transfer the Promissory Note or any rights thereto, to any person or entity;

(f) Assignor has made every reasonable effort to locate the original Promissory Note, but after diligent search, the original Promissory Note cannot be located;

(g) The original Promissory Note has been lost, stolen or destroyed;

(h) If the original Promissory Note is ever found or comes into the possession of the Assignor or Assignor's successors in interest, such original Promissory Note shall not represent the Obligation and shall immediately be delivered to Assignee or to AMCO;

(i) Assignor further agrees that Assignor and Assignor's successors in interest shall indemnify and hold Assignee and AMCO harmless from and against any and all claims, actions, suits or the like, whether or not groundless, and from and against any and all liabilities, losses, damages, costs, attorneys' fees and their costs, and other expenses of every nature and character incurred by reason of the said lost, stolen or destroyed original Promissory Note and Assignee's acceptance of the assignment of the Obligation without delivery of the original Promissory Note, whether or not based upon or arising from AMCO's honoring or refusing to honor the original Promissory Note when presented by anyone; or arising from inadvertence, accident, oversight or neglect of the part of AMCO or its directors, officers, employees or agents or omission or failure to inquire into, contest or litigate the right of any applicant to receive payment, credit, transfer, exchange or delivery in respect of the original Promissory Note; or based upon or arising out of any determination which an obligee may in fact make as to the merits of any such claim, right or title or based upon or arising from any matter or thing whatsoever; and

(j) Assignor further confirms that it is aware thereof that Assignor is transferring all Assignor's right, title and interest to the original Promissory Note and the Obligation pursuant to this Assignment and as such, that any action taken by Assignor with respect of the original Promissory Note if found by Assignor after execution of this Assignment other than to deliver it to Assignee or to AMCO, including failure to deliver the original Promissory Note to Assignee or to AMCO, shall be unlawful and may subject Assignor to criminal prosecution and civil action.

4. <u>Acceptance by Assignee</u>. Assignee hereby accepts the assignment of the Obligation on the terms and conditions set forth in the Stock Purchase Agreement.

5. <u>AMCO Representations</u>. AMCO represents and warrants to Assignee that the representations and warranties concerning the Obligation contained in Section 4(d) of the Stock Purchase Agreement are true and correct as of date of this Assignment and that AMCO recognizes and agrees to record in its books and records, the assignment of the Obligation by Assignor to Assignee.

IN WITNESS WHEREOF, the parties have executed this Assignment Of Promissory Note And Agreement Of Indemnity to be effective as of 19th day of November 2004.

ASSIGNEE

____

Shu Keung Chui

AMCO

AMCO Transport Holdings, Inc.

By: ______________________________

Name: Wilson Cheng

Title: President

ASSIGNOR

Bestway Coach Express, Inc.

By: ______________________________

Name: Wilson Cheng

Title: President

STATE OF NEW YORK)
) ss.
COUNTY OF NEW YORK)

On 18th November, 2004, before me, the undersigned, a Notary Public in and for said State, personally appeared **Wilson Cheng, President of Bestway Coach Express, Inc.**, known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

WANG TAT LEE
Notary Public, State of New York
No. 01LE5019461
Qualified in New York County
Commission Expires October 25, 2005

____
Notary Public in and for said State

IN WITNESS WHEREOF, the parties have executed this Assignment Of Promissory Note And Agreement Of Indemnity to be effective as of 19th day of November 2004.

ASSIGNEE

Shu Keung Chui

AMCO
AMCO Transport Holdings, Inc.

By: ____________________
Name: Wilson Cheng
Title: President

ASSIGNOR
Bestway Coach Express, Inc.

By: ____________________
Name: Wilson Cheng
Title: President

STATE OF NEW YORK)
) ss.
COUNTY OF ____________)

On ____________, 2004, before me, the undersigned, a Notary Public in and for said State, personally appeared **Wilson Cheng, President of Bestway Coach Express, Inc.**, known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

____
Notary Public in and for said State